UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 21, 2007

Enesco Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, Illinois		60143
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	630-875-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As of January 21, 2007, Enesco Group, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement"), among the Company, certain subsidiaries of the Company named therein, and EGI Acquisition, LLC, a Delaware limited liability company ("Purchaser") and an affiliate of Tinicum Capital Partners II, L.P. Pursuant to the Agreement, the Company and its subsidiaries agreed to sell substantially all of their assets to Purchaser, and the Purchaser agreed to purchase such assets and assume certain liabilities of the Company and its subsidiaries. Additional disclosure concerning the Agreement is contained in the Company's press release attached as Exhibit 99.1 and incorporated by reference herein.

On January 23, 2007, the Company entered into a Debtor-in-Possession Credit Agreement (the "DIP Credit Agreement"), dated as of January 23, 2007, among the Company, the lenders identified on the signature pages thereof (the "Lenders"), Wells Fargo Foothill, Inc., as the arranger and administrative agent for the Lenders ("Agent"), Enesco International Ltd., a subsidiary of the Company ("EI Borrower"), and Gregg Manufacturing, Inc., a subsidiary of the Company ("Gregg Borrower" and together with the Company and EI Borrower, the "Borrowers"). Pursuant to the DIP Credit Agreement, the Lenders have agreed to provide a $65 million secured revolving credit facility to Borrowers in order to fund the continued operation of each Borrower's business as debtor and debtor-in-possession under the United States Bankruptcy Code and to satisfy and extinguish in full the Company's obligations under its existing secured credit facility.

This foregoing descriptions of the Agreement and the DIP Credit Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Agreement and the DIP Credit Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 hereof regarding the DIP Credit Agreement is incorporated herein by reference.

Item 8.01 Other Events.

On January 23, 2007, Enesco Group, Inc. announced definitive asset sale and Debtor-In-Possession financing agreements with Tinicum Capital Partners II, L.P. and Wells Fargo Foothill, respectively.

The press release announcing the definitive asset sale and financing agreements is attached as Exhibit 99.1. A copy of the bankruptcy court order establishing, among other things, certain procedures governing the Company’s sale process is attached as Exhibit 99.2, and the bankruptcy court notice providing notice of the Company’s sale and auction process is attached as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Asset Purchase Agreement, dated as January 21, 2007.

10.2 DIP Credit Agreement, dated as of January 23, 2007.

99.1 Press Release, dated January 23, 2007, announcing definitive asset sale and financing agreements with Tinicum Capital Partners II, L.P. and Wells Fargo Foothill, respectively.

99.2 Bankruptcy Court Order, dated January 22, 2007, establishing certain procedures governing the Company's sale process.

99.3 Bankruptcy Court Notice, dated January 22, 2007, providing notice of the Company's sale and auction process.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

January 25, 2007	By:	/s/ Marie Meisenbach Graul

Name: Marie Meisenbach Graul
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as January 21, 2007.
10.2	DIP Credit Agreement, dated as of January 23, 2007.
99.1	Press Release, dated January 23, 2007, announcing definitive asset sale and financing agreements with Tinicum Capital Partners II, L.P. and Wells Fargo Foothill, respectively.
99.2	Bankruptcy Court Order, dated January 22, 2007, establishing certain procedures governing the Company’s sale process.
99.3	Bankruptcy Court Notice, dated January 22, 2007, providing notice of the Company's sale and auction process.